UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               -------------------

                        Date of Report: December 6, 1999

                               -------------------


                               W.W. GRAINGER, INC.
             (Exact name of registrant as specified in its charter)


       ILLINOIS                       1-5684                     36-1150280
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
 of incorporation or                                         Identification No.)
    organization)


        100 Grainger Parkway
        Lake Forest, Illinois                          60045-5201
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (847) 535-1000


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Item 5.  Other Events.

On December 6, 1999, the Company announced the decision of J.D. Fluno to retire as Vice Chairman of the Company, effective July 1, 2000, after 31 years of service.


Item 7.  Financial Statements and Exhibits.

Exhibit Index:

(c) Exhibits (numbered in accordance with Item 601 of Regulation S-K)      Page
                                                                           -----
    99.  Copy of news release issued by the Company on
         December 6, 1999.                                                  3-4


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           W.W. GRAINGER, INC.


                                           By: /s/ J. M. Baisley
                                           ------------------------------------
                                           J. M. Baisley, Senior Vice President,
                                           General Counsel, and Secretary



Date: December 6, 1999


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